NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund
Nationwide Core Plus Bond Fund
Nationwide Government Bond Fund
Nationwide High Yield Bond Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Money Market Fund

Supplement dated September 11, 2015
to the Prospectus dated March 1, 2015 (as revised May 1, 2015)

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Money Market Fund

Effective October 14, 2016, the Nationwide Money Market Fund will operate as a “Government Money Market Fund,” as defined in Rule 2a-7(a)(16) under the Investment Company Act of 1940, as amended.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE